Exhibit No. 32.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of SMSA Crane Acquisition Corp. (the “Company”) on Form 10-K for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carmen I. Bigles, Chief Executive Officer, Chief Financial Officer, President and Secretary of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 10, 2015	/s/ Carmen I. Bigles
Carmen I. Bigles
Chief Executive Officer, Chief Financial Officer,
President and Secretary (Principal Executive Officer and
Principal Financial Officer and Principal Accounting Officer)